UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2024

Cidara Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36912	46-1537286
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 101
San Diego, California 92121
(858) 752-6170
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CDTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 18, 2024, Cidara Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the Company’s 2024 Equity Incentive Plan (the “2024 EIP”).
A detailed summary of the material features of the 2024 EIP, including the terms of stock option grants thereunder, is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 3, 2024. That summary and the foregoing description are qualified in its entirety by the 2024 EIP, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock, $0.0001 par value (the “Common Stock”), from 20,000,000 shares to 50,000,000 shares. The increase in the authorized number of shares of the Common Stock was effected pursuant to a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on July 18, 2024 and was effective as of such date. The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
As of May 28, 2024, the record date for the Annual Meeting, 4,561,708 shares of Common Stock were outstanding and entitled to vote and 907,778 shares of the Company’s Series A Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), were outstanding and entitled to vote on an as-converted basis (other than with respect to Proposals 2 and 3) at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting, as well as the final voting results with respect to each matter, is set forth below.
Proposal 1. Election of Directors
The Company’s stockholders elected the three persons listed below as Class III Directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Carin Canale-Theakston	2,243,061	100,665	1,353,532
James Merson, Ph.D.	2,247,381	96,345	1,353,532
Chrysa Mineo	2,230,247	113,479	1,353,532
Proposal 2. Approval of an Amendment to our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock
The Company’s stockholders approved the Certificate of Amendment to increase the total number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,357,192	392,875	39,413	—

Proposal 3. Approval, for Purposes of Nasdaq Listing Rule 5635(b), of any Change of Control that May Result from the Issuance of Shares of the Company’s Common Stock Upon the Conversion of the Series A Preferred Stock
The Company’s stockholders approved, for purposes of Nasdaq Listing Rule 5635(b), any change of control that may result from the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,259,652	166,995	9,301	1,353,532
Proposal 4. Approval of the Company’s 2024 Equity Incentive Plan
The Company’s stockholders approved the Company’s 2024 Equity Incentive Plan. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,072,549	264,206	6,971	1,353,532
Proposal 5. Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Company’s Board of Directors to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,501,365	63,475	132,418	—
Proposal 6. Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,174,835	155,452	13,439	1,353,532
Proposal 7. Approval of the Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies
The Company’s stockholders approved the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 or 3. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,333,867	329,610	33,781	—
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant.
10.1
Cidara Therapeutics, Inc. 2024 Equity Incentive Plan, Form of Grant Notice, Stock Option Agreement and Notice of Exercise, and Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement thereunder.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cidara Therapeutics, Inc.

Date: July 18, 2024	/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)